SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On November 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  November 27, 2002          By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                     November 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     244,598,300.00    212,647,469.30    7,733,051.71   1,240,443.57     8,973,495.28      0.00      0.00      204,914,417.59
IA2     270,300,002.00    234,991,867.81    8,545,619.05   1,468,699.17    10,014,318.22      0.00      0.00      226,446,248.76
IA3      19,307,143.00     16,785,133.41      610,401.36           0.00       610,401.36      0.00      0.00       16,174,732.05
IIA1    169,800,000.00     69,361,242.82   19,399,388.95     124,233.69    19,523,622.64      0.00      0.00       49,961,853.87
IIA2    113,480,000.00    113,480,000.00            0.00     554,160.67       554,160.67      0.00      0.00      113,480,000.00
IIA3     55,413,000.00     55,413,000.00            0.00     303,847.95       303,847.95      0.00      0.00       55,413,000.00
IIA4     20,522,000.00     20,522,000.00            0.00     119,027.60       119,027.60      0.00      0.00       20,522,000.00
IIA5     49,255,800.00     49,255,800.00            0.00     302,512.71       302,512.71      0.00      0.00       49,255,800.00
AR              100.00              0.00            0.00           0.00             0.00      0.00      0.00                0.00
IP       11,851,879.00     10,938,659.27      295,465.50           0.00       295,465.50      0.00      0.00       10,643,193.77
IIM1     11,824,154.00     11,824,154.00            0.00      66,510.87        66,510.87      0.00      0.00       11,824,154.00
IIM2      6,449,538.00      6,449,538.00            0.00      36,278.65        36,278.65      0.00      0.00        6,449,538.00
IB1       7,901,731.00      7,831,204.93        6,342.44      45,682.03        52,024.47      0.00      0.00        7,824,862.49
IB2       3,386,403.00      3,356,178.02        2,718.15      19,577.71        22,295.86      0.00      0.00        3,353,459.87
IB3       3,668,603.00      3,635,859.28        2,944.66      21,209.18        24,153.84      0.00      0.00        3,632,914.62
IB4         846,600.00        839,043.74          679.54       4,894.42         5,573.96      0.00      0.00          838,364.20
IB5       1,128,801.00      1,118,725.99          906.05       6,525.90         7,431.95      0.00      0.00        1,117,819.94
IB6       1,411,004.00      1,398,410.61        1,132.32       8,157.40         9,289.72      0.00      0.00        1,397,278.29
IIB       3,224,771.00      3,224,771.00            0.00      18,139.34        18,139.34      0.00      0.00        3,224,771.00
IIX               0.00              0.00            0.00     333,330.98       333,330.98      0.00      0.00                0.00
TOTALS  994,369,829.00    823,073,058.18   36,598,649.73   4,673,231.84    41,271,881.57      0.00      0.00      786,474,408.45

IIAIO    42,000,000.00     42,000,000.00            0.00     210,000.00       210,000.00      0.00      0.00       42,000,000.00
IX       12,692,756.00     10,799,808.58            0.00      62,998.88        62,998.88      0.00      0.00       10,457,449.38
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22540VG63       869.37427325    31.61531258    5.07134992    36.68666250          837.75896067       IA1       7.000000 %
IA2    22540VG71       869.37427329    31.61531257    5.43358919    37.04890176          837.75896073       IA2       7.500000 %
IA3    22540VG89       869.37427303    31.61531253    0.00000000    31.61531253          837.75896050       IA3       0.000000 %
IIA1   22540VG97       408.48788469   114.24846260    0.73164717   114.98010978          294.23942208       IIA1      2.149333 %
IIA2   22540VH21     1,000.00000000     0.00000000    4.88333336     4.88333336        1,000.00000000       IIA2      5.860000 %
IIA3   22540VH39     1,000.00000000     0.00000000    5.48333333     5.48333333        1,000.00000000       IIA3      6.580000 %
IIA4   22540VH47     1,000.00000000     0.00000000    5.80000000     5.80000000        1,000.00000000       IIA4      6.960000 %
IIA5   22540VH54     1,000.00000000     0.00000000    6.14166677     6.14166677        1,000.00000000       IIA5      7.370000 %
AR     22540VJ78         0.00000000     0.00000000    0.00000000     0.00000000            0.00000000       AR        7.000000 %
IP     22540VH88       922.94726178    24.92984446    0.00000000    24.92984446          898.01741732       IP        0.000000 %
IIM1   22540VH96     1,000.00000000     0.00000000    5.62500032     5.62500032        1,000.00000000       IIM1      6.750000 %
IIM2   22540VJ29     1,000.00000000     0.00000000    5.62499981     5.62499981        1,000.00000000       IIM2      6.750000 %
IB1    22540VJ37       991.07460505     0.80266463    5.78126869     6.58393332          990.27194041       IB1       7.000000 %
IB2    22540VJ45       991.07460630     0.80266584    5.78126998     6.58393582          990.27194046       IB2       7.000000 %
IB3    22540VJ52       991.07460796     0.80266521    5.78126878     6.58393399          990.27194275       IB3       7.000000 %
IB4    22540VJ86       991.07458068     0.80266950    5.78126624     6.58393574          990.27191117       IB4       7.000000 %
IB5    22540VJ94       991.07459154     0.80266584    5.78126703     6.58393286          990.27192570       IB5       7.000000 %
IB6    22540VK27       991.07487293     0.80249241    5.78127348     6.58376589          990.27238052       IB6       7.000000 %
IIB    22540VJ60     1,000.00000000     0.00000000    5.62500097     5.62500097        1,000.00000000       IIB       6.750000 %
TOTALS                 827.73333842    36.80587309    4.69969191    41.50556500          790.92746533

IIAIO  22540VH62     1,000.00000000     0.00000000    5.00000000     5.00000000        1,000.00000000       IIAIO     6.000000 %
IX     22540VH70       850.86395579     0.00000000    4.96337281     4.96337281          823.89115335       IX        7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                               November 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                              684,700.89
                        Group 1                                                                           403,358.29
                        Group 2                                                                           281,342.60

                        Principal Prepayments (Total)                                                  35,356,955.12
                        Group 1                                                                        16,727,127.41
                        Group 2                                                                        18,629,827.71

                        Repurchase Principal (Total)                                                            0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Substitution Amounts                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Net Liquidation Proceeds (Total)                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Insurance Proceeds (Total)                                                              0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Other Principal (Total)                                                           556,993.97
                        Group 1                                                                            68,775.33
                        Group 2                                                                           488,218.64



Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                          4,517
                        Group 1                                                                                3,712
                        Group 2                                                                                  805

                        Beginning Aggregate Loan Balances (Total)                                     825,222,905.26
                        Group 1                                                                       493,542,553.12
                        Group 2                                                                       331,680,352.14

                        Ending Number of Loans Outstanding (Total)                                             4,362
                        Group 1                                                                                3,600
                        Group 2                                                                                  762

                        Ending Aggregate Loan Balances (Total)                                        788,624,255.28
                        Group 1                                                                       476,343,292.09
                        Group 2                                                                       312,280,963.19


Section 4.04(a)(vi)     Master Servicing Fees (Total)                                                       3,018.99
                        Group 1                                                                                16.43
                        Group 2                                                                             3,002.56

                        Servicing Fees (Total, including PMI and RMIC Fees)                               752,428.98
                        Group 1                                                                           565,043.12
                        Group 2                                                                           187,385.86

                        Trust Administrator Fees (Total)                                                    1,542.97
                        Group 1                                                                             1,027.34
                        Group 2                                                                               515.63


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            November 25, 2002



Section 4.04(a)(viii)   Current Advances (Total)                                                                 N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

                        Outstanding Advances (Total)                                                             N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  65              7,877,711.33           1.65 %
                        2 Month                  18              2,306,900.77           0.48 %
                        3 Month                  23              2,320,104.30           0.49 %
                        Total                   106             12,504,716.40           2.62 %

                        Group 2
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  6              2,760,904.24            0.88 %
                        2 Month                  2                592,428.97            0.19 %
                        3 Month                 11              5,206,423.79            1.67 %
                        Total                   19              8,559,757.00            2.74 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  71             10,638,615.57           1.35 %
                        2 Month                  20              2,899,329.74           0.37 %
                        3 Month                  34              7,526,528.09           0.95 %
                        Total                   125             21,064,473.40           2.67 %

                        *  Delinquent Bankrupcies and Foreclosures are included above


                        Bankrupcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                 0.00                   0.00 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                          0                 0.00                   0.00 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                          0                 0.00                   0.00 %

                        * Only Current Bankruptcies are reflected in the table above.

                        Balance of Bankruptcies Delinquent 31 to 60 Days (Total)                            78,853.80
                        Group1                                                                              78,853.80
                        Group2                                                                                   0.00

                        * Above Figure provided for calculation of Rolling 3 Month Deliquency Rate




                                      -8-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.





                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            November 25, 2002



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        41              4,804,788.71                 1.01 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        10              4,516,737.86                 1.45 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        51              9,321,526.57                 1.18 %


Section 4.04(a)(xi)     REO Properties

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           3                386,429.93             0.08 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           3                386,429.93             0.05 %


Section 4.04(a)(xii)    Current Realized Losses (Totals)                                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Cummulative Realized Losses (Totals)                                            0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        326
                        Group 1                                                                         324
                        Group 2                                                                         329


Section 4.04(a)(xiv)    Number of claims submitted under the RMIC PMI Policy                            0.00
                        Total amount of claims submitted under the RMIC PMI Policy                      0.00
                        Number of claims paid under the RMIC PMI Policy                                 0.00
                        Total amount of claims paid under the RMIC PMI Policy                           0.00

Sec. 4.04 (a)(x)        Rolling Three Month Delinquency Rate                                       2.642230 %

Group 2 O/C Reporting   Targeted Overcollateralization Amount                                   2,149,846.32
                        Ending Overcollateralization Amount                                     2,149,846.32
                        Ending Overcollateralization Deficiency                                         0.00
                        Group 1 Excess Interest Amount                                             11,044.48
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   333,330.98
                        Payment to Class II-X                                                     333,330.98


                                     -9-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
